SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               August 31, 1998
                                                --------------------------------


                                   INVU, INC.
               (Exact name of registrant as specified in charter)



           COLORADO                    000-22661                84-1135638
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     Identification No.)                                    Identification No.)



                         THE BEREN, BLISWORTH HILL FARM
                                   STOKE ROAD
                       BLISWORTH, NORTHAMPTONSHIRE NN7 3DB
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:             (01604) 859893
                                                   -----------------------------



                          SUNBURST ACQUISITIONS I, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

         (a)      Financial Statements of businesses acquired


                                                       INDEX
                                                       -----
                                                                                                               Page
                                                                                                               ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..............................................................F-1

CONSOLIDATED BALANCE SHEETS.....................................................................................F-2

CONSOLIDATED STATEMENTS OF OPERATIONS...........................................................................F-3

CONSOLIDATED STATEMENTS OF DEFICIT IN STOCKHOLDERS' EQUITY......................................................F-4

CONSOLIDATED STATEMENTS OF CASH FLOWS...........................................................................F-5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS......................................................................F-6

         (b)      Pro Forma Financial Information
                           Not Applicable

         (c)      Exhibits
                           Not Applicable


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
INVU, Inc. and Subsidiaries


         We have audited the accompanying consolidated balance sheet of INVU, Inc. (a development stage enterprise) and Subsidiaries as of January 31, 1998 and the related consolidated statements of operations, deficit in stockholders' equity and cash flows for the period February 18, 1997 (date of inception) to January 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of INVU, Inc. and Subsidiaries as of January 31, 1998 and the consolidated results of their operations and their consolidated cash flows for the period February 18, 1997 (date of inception) to January 31, 1998 in conformity with generally accepted accounting principles in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company (a development stage enterprise) has experienced losses, is not generating cash from operations and has a deficit in stockholders' equity. These circumstances raise substantial doubt about the Company's ability to continue as a going concern. The Company's plans with respect to these matters, including plans to continue funding its development expenses, are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


GRANT THORNTON
Northampton, England
June 18, 1999

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)


                           CONSOLIDATED BALANCE SHEETS



                                                                                      JULY 31, 1998        JANUARY 31,
                                                                                        (UNAUDITED)               1998
                                                                                                  $                  $

                                                                               ---------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                                    33,225             44,997
Accounts receivable:
     Trade, net                                                                                 165                307
     VAT recoverable and other                                                                   --             30,653
Inventories                                                                                 126,280                 --
Prepaid expenses                                                                              9,650             10,701
                                                                                          ---------           --------
TOTAL CURRENT ASSETS                                                                        169,320             86,658

EQUIPMENT, FURNITURE AND FIXTURES
Computer equipment                                                                           21,828             21,048
Vehicle                                                                                      34,706             34,706
Office furniture and fixtures                                                                29,938             29,213
                                                                                           --------           --------
                                                                                             86,472             84,967
Less accumulated depreciation                                                                23,437             12,404
                                                                                           --------           --------
                                                                                             63,035             72,563

                                                                                            232,355            159,221
                                                                                           ========           ========

LIABILITIES
CURRENT LIABILITIES
Current maturities of long-term obligations                                                  90,910             19,490
Accounts payable                                                                                  -              9,615
Accrued liabilities                                                                          44,659             10,086
                                                                                           --------           --------
TOTAL CURRENT LIABILITIES                                                                   135,569             39,191

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                              313,294             48,388

DEFICIT IN STOCKHOLDERS' EQUITY
Preferred Stock, no par value
Authorized - 20,000,000; nil share issued and outstanding
Common Stock, no par value
Authorized - 100,000,000; issued and outstanding - 30,206,896 shares                        288,355            288,355
Accumulated other comprehensive income                                                        3,363                440
Accumulated deficit during the development stage                                           (508,226)          (217,153)
                                                                                           --------           --------
                                                                                           (216,508)            71,642

                                                                                            232,355            159,221
                                                                                           ========           ========



        The accompanying notes are an integral part of these statements.


                                                                     INVU, INC. AND SUBSIDIARIES
                                                                   (A DEVELOPMENT STAGE ENTERPRISE)

                                                                 CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                         FOR THE PERIODS ENDED
                                             -------------------------------------------------------------------------------
                                                 FEB. 18, 1997       FOR THE SIX      FEB. 18, 1997           FEB. 18, 1997
                                                      (DATE OF            MONTHS           (DATE OF                (DATE OF
                                                 INCEPTION) TO        ENDED JULY      INCEPTION) TO           INCEPTION) TO
                                                 JULY 31, 1998          31, 1998      JULY 31, 1997        JANUARY 31, 1998
                                                   (UNAUDITED)       (UNAUDITED)        (UNAUDITED)
                                                             $                 $                  $                       $
                                            ------------------- ----------------- ------------------ -----------------------
Revenues                                                 1,972                --                 --                   1,972

Expenses:
     Production costs                                   86,234            43,243              3,501                  42,991
     Distribution costs                                 67,426            27,248             16,156                  40,178
     Research and development costs                    110,966            63,019              5,956                  47,947
     Administrative costs                              240,337           155,565             32,582                  84,772
                                                    ----------        ----------         ----------              ----------

     Total operating expenses                          504,963           289,075             58,195                 215,888

Operating loss                                        (502,991)         (289,075)           (58,195)               (213,916)

Other income (expense)
Interest, net                                           (6,786)           (2,678)            (2,982)                 (4,108)
Other                                                    1,551               680                 --                     871
                                                    ----------        ----------         ----------              ----------

Total other expense                                     (5,235)           (1,998)            (2,982)                 (3,237)
                                                    ----------        ----------         ----------              ----------

Loss before income taxes                              (508,226)         (291,073)           (61,177)               (217,153)
                                                    ----------        ----------         ----------              ----------

Income taxes                                                --                --                 --                      --
                                                    ----------        ----------         ----------              ----------
NET LOSS                                              (508,226)         (291,073)           (61,177)               (217,153)
                                                    ==========        ==========         ==========              ==========

Weighted average shares outstanding
     Basic and Diluted                              30,206,896        30,206,896         30,206,896              30,206,896
                                                    ==========        ==========         ==========              ==========
Net loss per common share:
     Basic and Diluted                                   (0.02)            (0.01)             (0.00)                  (0.01)
                                                    ==========        ==========         ==========              ==========




        The accompanying notes are an integral part of these statements.



                                            INVU, INC. AND SUBSIDIARIES
                                         (A DEVELOPMENT STAGE ENTERPRISE)

                            CONSOLIDATED STATEMENTS OF DEFICIT IN STOCKHOLDERS' EQUITY


                                                                        FOR THE PERIODS ENDED
                                   -------------------------------------------------------------------------------------------------
                                         COMMON STOCK          PREFERRED STOCK                  ACCUMULATED
                                                                                                   OTHER
                                                                                 ACCUMULATED   COMPREHENSIVE           COMPREHENSIVE
                                      SHARES      AMOUNT       SHARES   AMOUNT     DEFICIT         INCOME      TOTAL       INCOME
                                                     $                    $           $               $          $            $
                                   ------------ ----------   --------- -------- -------------  -------------  -------  -------------
Shares issued:
February 1997, 176,000 shares in
     exchange for $288,640              176,000    288,640         --       --            --             --    288,640

Reclassification of $1.64 common
     stock                             (176,000)  (288,640)        --       --            --             --   (288,640)

Issuance of no par common stock in
     connection with reverse
     acquisition                     28,696,552    288,355         --       --            --             --    288,355

1,510,344 shares of common stock
     issued at estimated value        1,510,344    750,000         --       --            --             --    750,000

Reverse acquisition transaction costs             (750,000)        --       --                                (750,000)

Comprehensive income:
     Foreign currency translation
         adjustment                          --         --         --       --            --            440        440          440
     Net loss during the period              --         --         --       --      (217,153)            --   (217,153)    (217,153)
                                                                                                                           --------
Total comprehensive income                                                                                                 (216,713)
                                     ----------   --------    -------  -------      --------        -------   --------     ========

Balance at January 31, 1998          30,206,896    288,355         --       --      (217,153)           440     71,642

Comprehensive income
     Foreign currency translation
         adjustment (unaudited)              --         --         --       --            --          2,923      2,923        2,923
     Net loss during the period
         (unaudited)                         --         --         --       --      (291,073)            --   (291,073)    (291,073)
                                                                                                                           --------
Total comprehensive income                                                                                                 (288,150)
                                     ----------   --------    -------  -------      --------        -------   --------     ========


Balance at July 31, 1998 (unaudited) 30,206,896    288,355         --       --      (508,226)         3,363   (216,508)
                                     ==========    =======    =======  =======      ========        =======   ========




        The accompanying notes are an integral part of these statements.


                                                                              INVU, INC. AND SUBSIDIARIES
                                                                           (A DEVELOPMENT STAGE ENTERPRISE)

                                                                        CONSOLIDATED STATEMENTS OF CASH FLOWS




                                                                                FOR THE PERIODS ENDED
                                                  ---------------------------------------------------------------------------------

                                                     FEB. 18, 1997                         FEB. 18, 1997         FEB. 18, 1997
                                                        (DATE OF          FOR THE SIX         (DATE OF              (DATE OF
                                                     INCEPTION) TO      MONTHS ENDED       INCEPTION) TO         INCEPTION) TO
                                                     JULY 31, 1998      JULY 31, 1998      JULY 31, 1997       JANUARY 31, 1998
                                                      (UNAUDITED)        (UNAUDITED)        (UNAUDITED)
                                                          $                  $                  $                       $
                                                  ------------------ ------------------ ------------------ ------------------------
Net cash flows used in operating
activities
     Net loss during the period                        (508,226)          (291,073)           (61,177)                (217,153)
     Adjustments to reconcile net loss to
         net cash used in operating
         activities:
         Depreciation                                    23,563             11,134              2,020                   12,429
         Accounts receivable                                 54             31,077            (35,767)                 (31,023)
         Inventories                                   (127,435)          (127,435)                --                       --
         Prepaid expenses                                (9,663)             1,060                 --                  (10,723)
         Accounts payable                                   402             (9,369)                --                    9,771
         Accrued liabilities                             44,997             34,890              3,850                   10,107
                                                      ---------          ---------           --------                   ------
Net cash used in operating activities                  (576,308)          (349,716)           (91,074)                (226,592)

Net cash flows used in investing
     activities--acquisitions of property
     and equipment                                      (51,952)            (1,518)           (28,797)                 (50,434)

Cash flows used in investing activities:
     Borrowings on notes payable--net                   386,269            344,631             45,607                   41,638
     Principal payments on capital lease                (13,694)            (5,228)                --                   (8,466)
     Proceeds from issuance of stock                    288,640                 --            288,640                  288,640
                                                        -------        -----------            -------                  -------
Net cash provided by financing activities               661,215            339,403            334,247                  321,812

Effect of exchange rate changes on cash                     270                 59               (110)                     211
                                                      ---------         ----------          ----------            ------------

Net increase/(decrease) in cash                          33,225            (11,772)           214,266                   44,997

Cash at beginning of period                                  --             44,997                 --                       --
                                                       --------           --------          ---------                ---------

Cash at end of period                                    33,225             33,225            214,266                   44,997

Supplemental disclosure of cash flow information:
Cash paid during the period for:
     Interest                                             6,700              2,600              2,900                    4,100
     Income taxes                                            --                 --                 --                       --


                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

         A summary of significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows. Insofar as the notes refer to the period of February 18, 1997 (date of inception) to July 31, 1998 and the six months ended July 31, 1998, they are not audited. In the opinion of management, the unaudited accumulated and interim financial statements for the period of February 18, 1997 (date of inception) to July 31, 1998 and the six months ended July 31, 1998 include all adjustments, consisting of normal recurring accruals, necessary to present fairly the Company's results of operations and cash flows. Operating results for the interim period as of July 31, 1998 and for the six months ended July 31, 1998 are not necessarily indicative of the results that may be expected for the full year.

NOTE A -- COMPANY DESCRIPTION

INVU, Inc. (the Company, previously known as Sunburst Acquisitions I, Inc., see note B) is a holding company which operates one subsidiary INVU Plc, which is a holding company for two subsidiaries of its own, INVU Services (Services) and INVU International Holdings Limited (Holdings). The Company was incorporated under the laws of the State of Colorado, United States of America, in February 1997. INVU Plc, Services and Holdings are companies incorporated under English Law. The Company develops and sells software for electronic management of many types of information and documents such as forms, correspondence, literature, faxes, technical drawings and electronic files. Services is the sales, marketing and trading company and Holdings holds the intellectual property rights to the INVU software.

NOTE B -- RECAPITALIZATION OF SHARES; SUBSEQUENT EVENT

On August 31, 1998, Sunburst Acquisitions I, Inc. (a public development stage enterprise) acquired all of the outstanding shares of INVU Plc in exchange for restricted shares of common stock of Sunburst Acquisitions I, Inc. (the Exchange) pursuant to a Share Exchange Agreement between Sunburst Acquisitions I, Inc. and the principal shareholder of INVU Plc. Sunburst Acquisitions I, Inc. exchanged 26,506,552 shares of common stock for all of INVU Plc's issued and outstanding shares of common stock. For accounting purposes, the Exchange was treated as a recapitalization of INVU Plc where INVU Plc is the accounting acquirer. All periods have been restated to give effect to the recapitalization. The historic statements from inception up to the Exchange are those of INVU Plc. Proforma information is not presented as this combination is not considered to be a business combination. In connection with the Exchange, the directors and officers of INVU Plc became the directors and officer of Sunburst Acquisitions I, Inc. Also, Sunburst Acquisitions I, Inc. changed its name to INVU, Inc. In connection with the Exchange, the Company issued 1,510,344 shares of Common Stock of the Company to a consultant pursuant to a consulting agreement for introducing INVU Plc and Sunburst Acquisitions I, Inc. The shares were estimated to have a value of $750,000 and have been treated as a transaction cost in connection with the Exchange. Immediately after the Exchange, INVU Plc's former shareholders owned approximately 88% of the outstanding common stock of Sunburst Acquisitions I, Inc.

NOTE C -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1        DEVELOPMENT STAGE COMPANY

          The Company is in the development stage as defined by Statement of Financial Accounting Standard No. 7, "Accounting and Reporting by Development Stage Enterprises" (SFAS No. 7).

2        PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements include the accounts of the Company and its subsidiaries INVU Plc, Services and Holdings. All significant intercompany accounts and transactions have been eliminated in consolidation.

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3        REVENUE RECOGNITION

         The Company recognizes revenue in accordance with the provisions of Statement of Position 97-2 "Software Revenue Recognition" (SOP 97-2) issued by the American Institution of Certified Public Accountants ("ACIPA"). Fees for services and maintenance are generally charged to customers separately from the license of software. Revenues from license fees are recognized upon product shipment when fees are fixed, collectability is probable and the Company has no significant obligations remaining under the licensing agreement. In instances where a significant vendor obligation exists, revenue recognition is delayed until such obligation has been satisfied.

         For those licence agreements which provide the customers the right to multiple copies in exchange for guaranteed amounts (including non refundable advance royalties), license revenues are recognized at delivery of the product master or the first copy. Per copy royalties on sales which exceed the guarantee are recognized as earned.

         Services revenue consists of training and consulting for which revenue is recognized when the services are performed. Maintenance revenue consists of ongoing support and maintenance and product updates for which revenue is deferred and recognized ratably over the term of the contract, normally twelve months.

         In December 1998, the AICPA issued Statement of Position 98-9 "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions." (SOP 98-9) amends SOP 97-2 to require recognition of revenue using the residual method for certain multiple-element arrangement transactions entered into in fiscal years beginning after March 15, 1999.

         The Company is currently assessing the effects of complying with SOP 98-9, and has not yet made a determination of the impact, if any, on its financial position or results of operations.

4        SOFTWARE DEVELOPMENT COSTS

         Software development costs are included in research and development and are expensed as incurred. Statement of Financial Accounting Standard No. 86 "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed" (SFAS No. 86) requires the capitalization of certain software development costs once technological feasibility is established, which the Company defines as establishment of a working model. The working model criteria is used because the Company's process of creating software (including enhancements) does not include a detailed program design. The capitalized cost is then amortized on a straight-line basis over the estimated product life, or on the ratio of current revenues to total projected product revenues, whichever is greater. To date, the period between achieving technological feasibility and the general availability of such software has been short and software development costs qualifying for capitalization have been insignificant. Accordingly, the Company has not capitalized any software development costs.

5        EQUIPMENT, FURNITURE AND FIXTURES

         Equipment, furniture and fixtures are stated at cost. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated services lives. The straight line method of depreciation is followed for financial reporting purposes. The useful lives are as follows:

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                           YEARS
                                           -----
Computer equipment                           4
Vehicles                                     4
Office furniture and fixtures                4

         Expenditures for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon sale or retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in the results of operations.

6        CASH

         For the purpose of the consolidated statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

7        INVENTORIES

         Inventories consist of licensed goods and goods for sale and are stated at the lower of FIFO (first-in, first-out) cost or market.

8        ADVERTISING COSTS

         Advertising costs are charged to expense as incurred. Advertising costs incurred during the six months ended July 31, 1998 and for the period February 18, 1997 (date of inception) to January 31, 1998 were insignificant.

9        INCOME TAXES

         The Company utilizes the liability method of accounting for income taxes. Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

10       USE OF ESTIMATES IN FINANCIAL STATEMENTS

         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11       NET LOSS PER SHARE

         The Company has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share" (SFAS No. 128).

         The Company's basic net loss per share amount has been computed by dividing net loss by the weighted average number of outstanding common shares. For the periods of July 31, 1998 and February 18, 1997

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


         (date of inception) to January 31, 1998 respectively, no common stock equivalents were included in the computation of diluted net earnings per share.

12       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's financial instruments consists of cash, trade receivables, borrowings, trade payables and accrued liabilities. The carrying amount of these instruments approximate the fair values because of their short maturity. The fair value of non-current financial assets and liabilities are estimated to approximate carrying value based on considerations of risk, current interest rates and remaining maturities.

13       FOREIGN CURRENCY TRANSLATION

         The functional currency of the Company and its Subsidiaries is the British pound sterling. The financial statements are presented in US dollars using the principles set out in Statement of Financial
         Accounting  Standard No. 52 "Foreign  Currency  Translation"  (SFAS No.
         52). Assets and liabilities are translated at the rate of exchange in effect at the close of the period. Revenues and expenses are translated at the weighted average of exchange rates in effect during the period. The effects of exchange rate fluctuations on translating foreign currency assets and liabilities into US dollars are included as part of the accumulated other comprehensive income component of stockholders' equity.

14       COMPREHENSIVE INCOME

         The Company has adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income" (SFAS No. 130). SFAS No. 130 establishes standards for the reporting of comprehensive income in a company's equity during the period that results from transactions and other economic events other than transactions with its stockholders. The Company's other comprehensive income results from foreign currency translation adjustments.

15       SEGMENT REPORTING

         The Company has adopted Statement of Financial Accounting Standard No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS No. 131). A reportable segment, referred to as an operating segment, is a component of an entity about which separate financial information is produced internally, that is evaluated by the chief operating decision-maker to assess performance and allocate resources. The Company currently operates in one main industry segment which includes the development and sales of software for electronic management of many types of information and documents such as forms, correspondence, literature, faxes, technical drawings, and electronic files.

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



16       NEW ACCOUNTING STANDARDS

         In June 1998, the FASB issued Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). This statement established accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Company is currently assessing the effects of adopting SFAS No.133, and has not yet made a determination of the impact on its financial position or results of operations. SFAS No. 133 will be effective for the Company's first quarter of fiscal year 2001.

NOTE D - GOING CONCERN

The Company's liabilities exceed its assets and the Company has incurred losses from operations primarily as a result of treating virtually all development expenses since inception as current operating expenses. The Company is not generating cash from operations. Operations to date have been funded principally by equity capital and borrowings. The Company plans to continue to fund its development expenses through additional capital raising activities, including one or more offerings of equity and/or debt through private placements and/or public offerings. The Company's ability to continue to develop its infrastructure depends on its ability to raise other additional capital. The financial statements do not include any adjustment that might result from the outcome of this uncertainty. The Company is still building its operational infrastructure. Additional capital raised by the Company, if any, will be used for this purpose and to fund its planned launch of operations within the United Kingdom.

NOTE E - INVENTORIES

Inventories consist of the following:


                                                JULY 31,         JANUARY 31,
                                                 1998               1998
                                             (UNAUDITED)
                                                  $                  $
                                            ---------------- -----------------
Licensed goods                                  118,080             --
Goods for resale                                  8,200             --
                                                -------          -----
                                                126,280             --
                                                =======          =====

Licensed goods represent software licenses purchased by the Company which allow the Company to manufacture and distribute a separate company's proprietary software products in conjunction with and as an embedded component of the Company's proprietary software. Goods for resale represent the finished consolidated product to be sold to the end user.


                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE F - LONG-TERM OBLIGATIONS

Long-term obligations at July 31, 1998 and January 31, 1998 consist of the following:



                                                                                                  JANUARY
                                                                                  JULY 31,           31,
                                                                                   1998             1998
                                                                                (UNAUDITED)
                                                                                     $                $
                                                                          ----------------- ---------------------

Non-interest bearing, unsecured loan from an individual, no
   stated maturity date                                                            282,080            --

8% note payable to corporate investors and individuals, payable in six monthly installments commencing August 1999,
   installments determined by balance due at August 1999                            65,264            --

4% above Libor rate (Libor rate was 7.5% and 7.25% at
   July 31, 1998 and January 31, 1998, respectively) notes
   payable to an English bank, monthly payment aggregating to
   (pound)500 ($820), maturing in March 2002, collateralized by all assets of the Company and a limited personal guarantee by a
   director                                                                         35,801        41,638

Capital lease for a vehicle, bearing interest at 16.9% maturing
   in 2001                                                                          21,059        26,240
                                                                                    ------        ------
                                                                                   404,204        67,878

Less current maturities                                                             90,910        19,490
                                                                                    ------        ------

                                                                                   313,294        48,388
                                                                                   =======        ======


Scheduled maturities of long-term obligations are as follows:


YEAR ENDING JANUARY 31,                                       $

1999                                                            19,490
2000                                                            18,586
2001                                                            18,586
2002                                                             9,840
2003                                                             1,376
Thereafter                                                          --
                                                               -------
                                                                67,878
                                                               =======

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The Company leases a vehicle under a noncancellable capitalized lease.



                                                  JULY 31,         JANUARY 31,
                                                    1998              1998
                                                (UNAUDITED)
                                                    $                  $
                                           -------------------------------------
Vehicle                                            34,706            34,706
Less accumulated depreciation                       4,700               361
                                                  -------           -------
                                                   30,006            34,345
                                                  =======           =======
`
The following is a schedule by years of future minimum lease payments under the capital lease together with the present value of the net minimum lease payments as of January 31, 1998.


YEAR ENDING JANUARY 31,                                            $

1999                                                                 10,304
2000                                                                 10,304
2001                                                                 10,304
Thereafter                                                               --
                                                                -----------
Total minimum lease payments                                         30,912
Less amount representing interest                                     4,672
                                                                -----------
Present value of net minimum lease payments                          26,240
                                                                ===========

The scheduled net minimum lease payments to maturity are included in the long-term obligation table above.

NOTE G -- LEASE COMMITMENTS

The Company leases office space which expires in 2002. Rent expense totaled approximately $8,600 and $13,000 at July 31, 1998 and January 31, 1998, respectively.

The future minimum rental commitments as of January 31, 1998 are as follows:


YEAR ENDING JANUARY 31,                                          $

1999                                                                 28,185
2000                                                                 28,185
2001                                                                 28,185
2002                                                                 28,185
Thereafter                                                       ----------
                                                                    112,740
                                                                 ==========
NOTE H - INCOME TAXES

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". Accordingly, a deferred tax liability or deferred tax asset (benefit) is computed by applying the current statutory tax rates to net taxable or deductible temporary differences between pre-tax financial and taxable income.

                           INVU, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Deferred tax benefits are recorded only to the extent that the amount of net deductible temporary differences or carry forward attributes may be utilized against current period earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management's estimate of future taxable income. Deferred tax liabilities are provided for on differences between amounts reported for financial and tax basis accounting.

At July 31, 1998 and January 31, 1998, due to the Company's cumulative losses since inception, a loss carry forward of approximately $472,000 and $201,000 respectively, may be utilized in the future for an indefinite period.

Net deferred tax assets resulting from the loss carry forward have been offset by a valuation allowance of equal amounts at July 31, 1998 and January 31, 1998 due to the uncertainty of realizing the net deferred tax asset through future operations. The valuation allowances were approximately $94,000 and $40,200 at July 31, 1998 and January 31, 1998, respectively. The effective tax rate differs from the statutory rate as a result of the valuation allowance. Gross deferred tax liabilities were immaterial for all periods.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INVU, INC.
                                   (Registrant)



Date: August 23, 1999              By:  /s/ David Morgan
                                        ----------------------------------------
                                        David Morgan
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)



Date: August 23, 1999              By:  /s/ John Agostini
                                        ----------------------------------------
                                        John Agostini
                                        Vice President - Chief Financial Officer
                                        (Principal Financial Officer)